Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Alan D. Eskow
Senior Executive Vice President and
Chief Financial Officer
(973) 305-4003

VALLEY NATIONAL BANCORP ANNOUNCES PRICING OF $125 MILLION OF ITS

5.125% SUBORDINATED NOTES DUE 2023

Wayne, NJ – September 24, 2013 — Valley National Bancorp (“Valley”) (NYSE: VLY) today announced that it has set the price for the public offering of $125 million of its 5.125% Subordinated Debentures due September 27, 2023 (the “Notes”). Valley intends to use the net proceeds from this offering together with other available funds to redeem its $131.3 million outstanding aggregate principal amount of 7  3/4% Junior Subordinated Debentures (the “Debentures”) issued to VNB Capital Trust I (the “Capital Trust”). At the Debentures’ redemption date, the Capital Trust will simultaneously redeem all of its $127.3 million aggregate principal amount of 7  3/4% trust preferred securities (publicly traded under the ticker symbol “VLYPRA” on the New York Stock Exchange), as well as all of the outstanding common securities of the Capital Trust.

Keefe, Bruyette & Woods, A Stifel Company, Sandler O’Neill + Partners, L.P. and Deutsche Bank Securities Inc. are acting as joint book-running managers for the Notes offering.

The Notes will be issued pursuant to an effective shelf registration statement (File No. 333-191168) (including base prospectus) and preliminary prospectus supplement previously filed with the Securities and Exchange Commission (the “SEC”). A final prospectus supplement relating to the offering of the Notes has also been filed with the SEC. Copies of the final prospectus supplement, preliminary prospectus supplement and accompanying base prospectus relating to the offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained from: Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, 1-800-966-1559; Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attn: Syndicate Operations, Telephone Number: 1-866-805-4128; and Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attn: Prospectus Group, 1-800-503-4611.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Valley

Valley National Bancorp is a regional bank holding company headquartered in Wayne, New Jersey with approximately $16 billion in assets. Its principal subsidiary, Valley National Bank, currently operates 206 branches in 145 communities serving 16 counties throughout northern and central New Jersey, Manhattan, Brooklyn, Queens and Long Island. Valley National Bank is one of the largest commercial banks headquartered in New Jersey and is committed to providing the most convenient service, the latest in product innovations and an experienced and knowledgeable staff with a high priority on friendly customer service 24 hours a day, 7 days a week. For more information about Valley National Bank and its products and services, please visit www.valleynationalbank.com or call Customer Service, 24/7 at 800-522-4100.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to:

•	a severe decline in the general economic conditions of New Jersey and the New York Metropolitan area;

•	larger than expected reductions in our loans originated for sale or a slowdown in new and refinanced residential mortgage loan activity;

•	unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities;

•	government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve;

•	declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities;

•	unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors;

•	unanticipated credit deterioration in our loan portfolio;

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Valley’s inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements);

•	higher than expected increases in our allowance for loan losses;

•	unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events;

•	higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law;

•	an unexpected decline in real estate values within our market areas;

•	charges against earnings related to the change in fair value of our junior subordinated debentures;

•	higher than expected FDIC insurance assessments;

•	the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships;

•	lack of liquidity to fund our various cash obligations;

•	unanticipated reduction in our deposit base;

•	potential acquisitions that may disrupt our business;

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legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model;

•	changes in accounting policies or accounting standards;

•	our inability to promptly adapt to technological changes;

•	our internal controls and procedures may not be adequate to prevent losses;

•	claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters;

•	the inability to realize expected revenue synergies from recent acquisitions in the amounts or in the timeframe anticipated;

•	inability to retain customers and employees;

•	lower than expected cash flows from purchased credit-impaired loans;

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cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and

•	other unexpected material adverse changes in our operations or earnings.

A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012.

We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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